                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In  connection  with the annual  report on Form 10-K of  Southwest  Iowa
Renewable  Energy,  LLC (the "Company") for the period ended September 30, 2008, as filed with the  Securities  and Exchange  Commission  on the date hereof (the
"Report"),  I, Mark Drake, President and Chief Executive Officer of the Company,
certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.   The Report fully complies with the  requirements  of Section 13(a)
              or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.

                                         /s/ Mark Drake
                                         ---------------------------------
                                         President and Chief Executive Officer
                                         Dated: December 29, 2008